Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23K

EIGHTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This EIGHTEENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to Schedule L of the Agreement (as amended by the Tenth Amendment to the Agreement, dated January 14, 2011 (CSG #2307267) (the “10th Amendment”) and the Amended and Restated Third Amendment to the Agreement (the “A&R 3rd Amendment”), which was effected by the 10th Amendment), upon the completion of the Platform Migration, as described in Section 4(b) the A&R 3rd Amendment (i.e., such completion meaning that all of Customer’s Active Subscribers are on ACP and there are zero (0) subscribers in Cycle E and, except as provided for in the Nineteenth Amendment to the Agreement of even date herewith, CSG has completed all Custom Roadmap Development provided for in Attachment B to the A&R 3rd Amendment) (“Completion of Platform Migration”), Schedule A and Exhibit A-5 will be amended to remove the CSG Smartlink® Service and replace it with the CSG SmartLink® BOS Service;

Now therefore, CSG and Customer agree as follows as of the Effective Date:

1.	Upon *** ********** ** ******** *********, Schedule F, Fees, CSG Services, Subsection II, Interfaces, of the Agreement shall, without further actions of the parties, be deemed to be amended to delete Subsection C, entitled “CSG Smartlink,” in its entirety and replaced with the following Subsection C:

C.	CSG SmartLink® BOS (SLBOS) Interface

Description of Item/Unit of Measure	Frequency	Fee
************ *** *****-******* **	*** *******	*****
********* *********** *** ********* ******** ***** ** ***** **	*** *******	*****
***** **** ***** ** ************ *** ****** *“***”* ******* *******
**** * ********** ***** ************ ** ** *** ****	*******	******** ** *** ******* ****** ********** ******
**** * ********** ***** *********** **** *** *** ** ** *** **** ************ ** **** * ******	*******	***,***.**
**** * ********** ***** ******** **** *** **** **** *********** **** ************ ** **** * *** **** * ******	*******	****.**

**** *: ************ *** *****-** ********. *** ************ *** *****-** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: ********* *********** *** ********* ********. ***** ******* ** ********* *********** ******** *** ********* ******** ********* ** ******** ** ******** ** *** ****** **** *********** ** ********’* ***** ***** ************. *** ********* *********** ******** *** ********* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

**** *: ********’* *** ********** **** ** ******** *** ******** ** * ********* ******** ***** ** *** *** ** *** ****** ** *****, ****, ********* *** ******** ** **** **** ****** *** **** ** *** *********. *** *** ******* ** *********** *** *** ********** ***** ********** ** *** **** ******** *******, *** ******* ***** *** ************ (** ******** ****** *** **** * *****) ** **** (*) ********* **** *** **** ** *** ***** (*) ****** ** *** ****-****** ******* **** ** ******** ** ****** * **** ** ******* (**) ******** (*** “********* *** *********** ****”). *** ***** ******* * **** ** *** ********* *********** **** ** ******** ** ***** **** *** ***** ******** *** ** *** ***** *********** ********* *** *** ** *** ******** *******. *** ****** *** ***** ** *** ********* *** *********** **** (“*********** *** *****”) **** ** *** *** ***** **** ** ********* *** *** ********** ***** ********** ***** ******* *** *** **** ******** ******* (“*** ******** ***”). *** **** ***** ********* ******** *** *** *** ******** *** ** *** ***** *********** ********* *** *** ** *** ******** *******. *** ************* ********, *** **** ***** ** ** ***** ** **** **** *** ******* ** *** *** ********** ***** (********** ** ** ***** ******* (***) ***) ********* *****, *.*., ******** **** *** ******* ****** ********** ****** ** ** ********** ****. ******** ******** *** ***** ** ******* *** ********* *** *********** **** ** *** **** ******* ** *** *****, ****, ********* *** ******** ****** **** *******. ******** *** ****** *** ****** ** ***** *** **** ********* *** ****** (**) **** ******* ******* ****** *** *** ********** ***** ** ******* ** *** ***** *** ** *** ***** ********* *** **t***** ** ******.

**** *: *** ****** ************ **** ******* ** ******* ************ ***** **** ***** (**) ****** *********. *** ****** ******** **** ** ********** **** :** ** :** **** **** (*.*., **** **:** ** **:**). ****** *** *** (*) **** ******, *** ***** ****** ** ************ **** ** ******* *** **** ** ******* ** ***** ******** *** ******* ******* (*,***) ** ****** *** ****** *** ***********.

**** *: ******** ********* ************ ** *** ******** ********* *** ************** **** ** ******* ** ****** ******* *****. ******** *** * *** ********* ** * *** ********* ** * ***** ***** **** ** ******* ** **** * ** *** ***** ***** (********* *********** *** ********* ********).

2.	Customer desires to purchase, and CSG agrees to provide, incremental SLBOS TPS to support ACP production environment made available for Customer. Beginning on the date on which Customer’s first Active Subscriber is migrated to ACP (such date is also known as the “go-live day”) of migration to ACP, for the SLBOS TPS fee set forth in the table in Section 2 above, CSG agrees to provide SLBOS TPS in the amount of ***** ******* ******** (***); ********, *******, **** ** ********’* ********** ***** ****** (**) **** ***** ** *** **-**** *** ** **** **** ***** ******* ******** (***), **** *** ***** *** *** ***** ********** ****** ** ** **** **** (*.*., *** **** **** ** ****** (**) **** ***** ** *** **-**** ***) ** *** ****** ** ***** *** ** ** ******** ** *** **-**** *** *** ******** ***** ** ******** *** **** ** ********’* ******* *******. ****** *** ****** (**) **** ***** *** **-**** ***, ******** *** ******** ** ******** *********** ** *** ***** *** *** ***** ** ******** *** **** ** ********’* ******* ******* ** ********** **** *** ***** *** ******** ****** **** *****. ******** *** *** ***** **** *** ***** *** ***** ** ** *** **** *** ** *** ****** (**) **** ***** *** **-**** *** ***** ** *** ***** *** ***** ***** *** *** ************* ******** *** **** *** ** ******** ** *** ***** *** *** *** ***** ** ******* * *****, ********* **** *** ***** ******* ******* ******** ** ******** ** ********** **** *** ********* ********* *** **-**** ***.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.		CSG SYSTEMS, INC.

By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson
Name: Michael K. McClaskey		Name: Michael J. Henderson
Title: Senior Vice President and Chief Information Officer		Title: EVP Sales & Marketing
Date: 1-12-12		Date: 1/13/12

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